[HORIZON FINANCIAL SERVICES CORPORATION LETTERHEAD]

                               September 28, 2004

Dear Fellow Stockholder:

On behalf of the Board of Directors and management of Horizon Financial Services Corporation (the "Company"), we cordially invite you to attend the Annual Meeting of Stockholders of the Company (the "Meeting"). The Meeting will be held at 3:00 p.m. local time, on October 28, 2004 at the main office of the Company located at 301 1st Avenue East, Oskaloosa, Iowa.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement discuss the business to be conducted at the Meeting. We have also enclosed a copy of our fiscal 2004 Annual Report to Stockholders. At the Meeting, we will report on our operations and outlook for the year ahead.

We encourage you to attend the Meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company the additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

Your Board of Directors and management are committed to the continued success of Horizon Financial Services Corporation and the enhancement of your investment. As Chairman of the Board, President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

                                       Very truly yours,


                                       Robert W. DeCook
                                       Chairman of the Board,
                                       President and Chief Executive Officer

                     HORIZON FINANCIAL SERVICES CORPORATION
                               301 1st Avenue East
                              Oskaloosa, Iowa 52577
                                 (641) 673-8328

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 28, 2004

      Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Horizon Financial Services Corporation (the "Company") will be held at the main office of the Company located at 301 1st Avenue East, Oskaloosa, Iowa, at 3:00 p.m. local time, on October 28, 2004.

      A proxy card and a proxy statement for the Meeting are enclosed.

      The Meeting is for the purpose of considering and acting upon:

      1.    The election of two directors of the Company;

      2. The ratification of the appointment of KPMG LLP as auditors for the Company for the fiscal year ending June 30, 2005.

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting, and unanimously recommends that you vote "FOR" all of the proposals.

      Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 3, 2004 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

      Please complete and sign the enclosed form of proxy which is solicited on behalf of the Board of Directors and mail it back promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting.

                                     BY ORDER OF THE BOARD OF DIRECTORS


                                     ROBERT W. DECOOK
                                     Chairman of the Board, President and
                                     Chief Executive Officer

Oskaloosa, Iowa
September 28, 2004

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                     HORIZON FINANCIAL SERVICES CORPORATION
                               301 1st Avenue East
                              Oskaloosa, Iowa 52577
                                 (641) 673-8328

                         ANNUAL MEETING OF STOCKHOLDERS

                                October 28, 2004

      This Proxy Statement is being furnished to you in connection with the solicitation on behalf of the Board of Directors of Horizon Financial Services Corporation (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the main office of the Company located at 301 1st Avenue East, Oskaloosa, Iowa, on October 28, 2004, at 3:00 p.m. local time, and all adjournments of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about September 28, 2004. Certain of the information provided herein relates to Horizon Federal Savings Bank ("Horizon Federal" or the "Bank"), a wholly owned subsidiary of the Company.

      At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors of the Company and a proposal to ratify the appointment of KPMG LLP as the Company's auditors for the fiscal year ending June 30, 2005.

Proxies and Proxy Solicitation

      If a stockholder properly executes the enclosed proxy, the proxies named therein will vote the shares represented by that proxy at the Meeting. Where a shareholder specifies a choice, the proxy will be voted in accordance with the stockholder's instructions. If no specific direction is given, the proxies will vote the shares "FOR" the election of management's director nominees and "FOR" the ratification of the appointment of KPMG LLP as auditors for the fiscal year ending June 30, 2005. Should any other matters be properly presented at the Meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

      The Company maintains an Employee Stock Ownership Plan ("ESOP") which owns approximately 6.7% of the Company's outstanding common stock. Employees of the Company and the Bank participate in the ESOP. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the ESOP trustee on how to vote the shares of common stock allocated to his or her ESOP account. If an ESOP participant properly executes the proxy distributed by the ESOP trustee, the ESOP trustee will vote the shares represented by that proxy at the Meeting. Where an ESOP participant specifies a choice, the proxy will be voted in accordance with the ESOP participant's instructions. If no specific direction is given, the ESOP trustee will vote the shares "FOR" the election of management's director nominees and "FOR" the ratification of the appointment of KPMG LLP as auditors for the Company for the fiscal year ending June 30, 2005. If other matters are properly presented at the Meeting, the shares for which proxies have been received will be voted in accordance with the discretion of the proxies.

      Any proxy given pursuant to this solicitation or otherwise may be revoked by the stockholder giving it at any time before it is voted by delivering to the Secretary of the Company at the above address, on or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute the revocation of a proxy.

You may receive more than one proxy card depending upon how your shares are held. for example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children - in which case you will receive three separate proxy cards to vote.

Proxy Solicitation Costs

      We will pay our own costs of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

Voting Rights; Vote Required

      Stockholders of record as of the close of business on September 3, 2004 (the "Voting Record Date"), will be entitled to one vote on each matter presented for a vote at the Meeting for each share of Common Stock then held. Such vote may be exercised in person or by a properly executed proxy as discussed above. Directors shall be elected by a plurality of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Approval of the appointment of KPMG LLP as auditors for the fiscal year ending June 30, 2005 requires the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter.

      With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals, except for the election of directors, and will be counted as present for purposes of the item on which the abstention is noted. Abstentions on the proposal to ratify KPMG LLP as the Company's auditors will have the effect of a negative vote since that proposal requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. A broker non-vote (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons as to certain proposals on which such beneficial owners or persons are entitled to vote their shares but with respect to which the brokers or nominees have no discretionary power to vote without such instructions) will have no effect on the outcome of the election of directors or ratification of auditors. Brokers who do not receive instructions from beneficial owners have discretionary power to vote on the election of directors and the ratification of the Company's auditors.

Voting Securities and Principal Holders Thereof

      As of the Voting Record Date, the Company had 771,371 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of: (i) those persons or entities known by management to own beneficially more than five percent of the Company's Common Stock and
(ii) all directors and officers as a group. See "Proposal I - Election of Directors" for information regarding share ownership of the Company's directors.

                                                                             Shares        Percent
                                                                          Beneficially       of
            Beneficial Owner                                                 Owned          Class
Horizon Financial Services Corporation Employee                              51,889           6.7%
  Stock Ownership Plan (1)
301 1st Avenue East
Oskaloosa, Iowa  52577

William A. Krause Revocable Trust (2)                                        86,500          11.2
4201 Westown Parkway, Suite 320
West Des Moines, Iowa 50266

Tontine Financial Partners, L.P.(3)                                          66,100           8.6
237 Park Avenue, Suite 900
New York, New York  10017

Athena Capital Management, Inc. (4)                                          54,470           7.1
621 E. Germantown Pike, Suite 105
Plymouth Valley, Pennsylvania 19401

Lance S. Gad (5)                                                             45,000           5.8
1250 Fence Row Drive
Fairfield, Connecticut  06430

Robert W. DeCook (6)                                                         84,192          10.8
301 1st Avenue East
Oskaloosa, Iowa  52577

Thomas L. Gillespie (7)                                                      56,142           7.3
301 1st Avenue East
Oskaloosa, Iowa 52577

Gary L. Rozenboom (8)                                                        44,774           5.8
301 1st Avenue East
Oskaloosa, Iowa  52577

Michael F. Cooney III (9)                                                       400            .1
301 1st Avenue East
Oskaloosa, Iowa  52577

Directors and executive officers of the Company and the Bank as a group     203,522          26.1
(6 persons) (10)

----------
(1) The amount reported represents shares held by the ESOP, all of the shares of which were allocated to accounts of participants. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the voting of shares of Common Stock allocated to his or her account.

(2) Based on information included in a Schedule 13D/A filed by the William A. Krause Revocable Trust (the "WAK Trust"), with the Securities and Exchange Commission (the "SEC") on July 6, 1999. The WAK Trust reported sole voting and investment power with respect to all shares of Common Stock reported in its Schedule 13D.

(3) Based on information included in a Schedule 13D filed by Tontine Financial Partners, L.P. ("TFP") with the SEC on January 24, 2003. TFP reported shared voting power and shared dispositive power with respect to all shares of Common Stock reported in its Scheduled 13D.

(4) Based on information included in a Schedule 13G/A filed by Athena Capital Management, Inc. ("ACM") with the SEC on February 3, 2004. The shares of Common Stock to which such Schedule 13G/A relates to are held by ACM as an Investment Advisor registered under Section 203 of the Investment Advisors Act of 1940. ACM reported sole voting and dispositive power with respect to all shares of Common Stock reported in its Schedule 13G/A.

(5) Based on information included in a Schedule 13G filed by Lance S. Gad ("Gad"), with the SEC on December 24, 2001. Gad reported sole voting power and sole dispositive power with respect to all shares of Common Stock reported in his Schedule 13G.

(6) Mr. DeCook has reported sole voting and investment power with respect to 23,172 shares of Common Stock and shared power with respect to 61,020 shares of Common Stock beneficially owned by him. Included in the Common Stock beneficially owned by Mr. DeCook are options to purchase 7,860 shares of Common Stock which are exercisable within 60 days of June 30, 2004.

(7) Mr. Gillespie has reported sole voting and investment power with respect to 15,518 shares of Common Stock and shared power with respect to 40,624 shares of Common Stock beneficially owned by him.

(8) Mr. Rozenboom has reported sole voting and investment power with respect to 6,274 shares of Common Stock and shared power with respect to 38,500 shares of Common Stock beneficially owned by him.

(9) Mr. Cooney has reported sole voting and investment power with respect to 200 shares of Common Stock and shared power with respect to 200 shares of Common Stock beneficially owned by him.

(10) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and investment power. Included in the shares of Common Stock beneficially owned by all directors and executive officers of the Company as a group are options to purchase 7,860 shares of Common Stock which are exercisable within 60 days of June 30, 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's securities to report their initial ownership of the Company's securities and any subsequent changes in that ownership to the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Specific due dates for these reports are established by the SEC and the Company is required to disclose in this Proxy Statement any late filings or failures to file.

      The Company believes, based solely on a review of the copies of such reports furnished to us and written representations relative to the filing of certain forms, that no late reports occurred during the fiscal year ended June 30, 2004. All other Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with.

                       PROPOSAL I - ELECTION OF DIRECTORS

General

      The Company's Board of Directors is currently composed of four members, each of whom is also a director of the Bank. Directors are generally elected to serve for three-year terms or until their respective successors are elected and qualified. The directors are divided into three classes, with approximately one-third of the directors elected annually.

      Norman P. Zimmerman resigned from our Board of Directors effective August 30, 2004. Prior to his resignation, Mr. Zimmerman was included in the class of directors with a term expiring at the 2006 Annual Meeting, and was a member of Audit Committee, Nominating Committee, Compensation Committee and Salary Committee. Mr. Zimmerman's replacement, when appointed by the Board of Directors, will be a member of the class of directors with a term expiring at the 2006 Annual Meeting.

      The table below sets forth certain information, as of the Voting Record Date, regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominees) will be voted at the Meeting "FOR" the election of the nominees identified below. If either nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.

                                                                                        Shares of
                                                                           Term of     Common Stock    Percent
                                                                Director   Office      Beneficially      of
        Name               Age(1)       Position(s) Held        Since(2)   Expires       Owned(3)       Class
        ----               ------       ----------------        --------   -------     ------------    -------
                                                      NOMINEES
                                                      --------

Michael F. Cooney, III       62       Director                    2003       2007            400           .1%

Gary L. Rozenboom            64       Director                    1982       2007         44,774(5)       5.8%

                                           DIRECTORS CONTINUING IN OFFICE
                                           ------------------------------

Robert W. DeCook             62       Chairman of the Board,      1973       2005         84,192(6)      10.9%
                                      President and Chief
                                      Executive Officer

Thomas L. Gillespie          54       Director and Vice           1992       2006         56,142(4)       7.3%
                                      President

----------
*     Less than 1%.

(1)   At June 30, 2004.

(2)   Includes service as a director of the Bank.

(3) The nature of beneficial ownership for shares reported in this column is sole voting and investment power, except as otherwise noted in these footnotes. Included in the shares beneficially owned by the named individuals are options to purchase shares of Common Stock as follows: Mr. DeCook - 7,860 shares, all of which are exercisable within 60 days of June 30, 2004.

(4) Includes 40,624 shares as to which Mr. Gillespie has reported shared voting and dispositive power.

(5) Includes 38,500 shares as to which Mr. Rozenboom has reported shared voting and dispositive power.

(6) Includes 61,020 shares as to which Mr. DeCook has reported shared voting and dispositive power, and options to purchase 7,860 shares of Common Stock which are exercisable within 60 days of June 30, 2004.

      The principal occupation of each director of the Company is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

      Michael F. Cooney, III - Mr. Cooney was appointed to the Board in April 2003 to replace Dwight L. Groves upon Mr. Groves' resignation. Mr. Cooney was a partner with the accounting firm of KPMG LLP for 20 years, prior to his retirement in January 1999. Since his retirement from KPMG LLP in January 1999, Mr. Cooney has engaged in accounting consulting and has served as an independent technical review consultant for the peer review program administered by the Iowa Society of Certified Public Accountants.

      Gary L. Rozenboom - Mr. Rozenboom has owned and operated a hardwood floor finishing business in Oskaloosa, Iowa since 1972. He has worked at the business since 1951. Mr. Rozenboom has been active in community affairs including serving a term on the Oskaloosa City Council.

      Robert W. DeCook - Mr. DeCook is the President and Chief Executive Officer of the Company, the Bank and the Bank's subsidiary, Horizon Investment Services, Inc. Mr. DeCook is a member of the Bar in the State of Iowa and practiced law for three years in Oskaloosa, Iowa before joining Horizon Federal as a loan officer in 1972 and thereafter being appointed President and Chief Executive Officer in 1976. Mr. DeCook has served as Chairman of the Board of Iowa Title Guarantee, the State's title insurance agency. Mr. DeCook has been the Chairman and a member of the Board of Directors of Iowa's Community Bankers and Chairman of the Legislative Committee of Iowa's Community Bankers. Mr. DeCook received his B.A. degree in Philosophy from Grinnell College in 1964 and his Juris Doctorate from the University of Iowa in 1967.

      Thomas L. Gillespie - Mr. Gillespie joined the Bank as a loan officer in 1976 and was appointed Vice President - Residential Lending and Collections in 1978. Mr. Gillespie graduated from the Savings and Loan Academy of Iowa in 1980 and in 1972 received his B.A. degree in Physical Education with a minor in Science from Simpson College.

Communicating with Our Directors

      Although the Company has not to date developed formal processes by which shareholders may communicate directly to directors, it believes that the informal process, in which any communication addressed to the Board at the Company's offices at 301 1st Avenue East, Oskaloosa, Iowa 52577 in care of the Chairman of the Board, President or other corporate officer is forwarded to the Board, has served the Board's and its shareholders' needs. There is currently no screening process, and all shareholder communications which are received by officers for the Board's attention are forwarded to the Board. In view of recently adopted SEC disclosure requirements relating to this issue, the Board may consider development of more specific procedures. Until any other procedures are developed, any communications to the Board should be sent to it in care of the Chairman of the Board.

Meetings and Committees of the Board of Directors

      Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 12 times during fiscal 2004. During fiscal 2004, no director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

      The Board of Directors of the Company has standing Audit, Compensation and Nominating Committees. The Company also has a standing executive committee.

      The Audit Committee of the Company operates under a written charter, which was originally adopted by the full Board of Directors on May 25, 2000 and was amended and restated on August 26, 2004. A copy of the amended and restated audit committee charter is attached hereto as Appendix A. The Audit Committee is composed of Directors Cooney and Rozenboom. The members of the Audit Committee are both "independent directors" as defined in the Nasdaq Stock Market rules. The Audit Committee selects the Company's independent accountants (with submission to shareholders for ratification) and meets with these accountants to discuss the scope and results of the annual audit. The functions of the Audit Committee include:

      o     overseeing the audit function;

      o ascertaining the existence of effective accounting and internal control systems; and

      o reviewing significant financial information for the purpose of giving added assurance that the information is accurate and timely.

      In fiscal 2004, the Audit Committee met 5 times.

      The Compensation Committee is currently composed of Directors Rozenboom and Cooney. This Committee is responsible for administering the Company's 1994 Stock Option and Incentive Plan. The Compensation Committee met 2 times during fiscal 2004.

      The entire Board of Directors acts as the nominating committee for selecting nominees for election as directors. While the Board of Directors will consider nominees recommended by shareholders, the Board has not actively solicited such nominations. Pursuant to the Company's Bylaws, nominations by stockholders must be delivered in writing to (and be in compliance with the requirements of the Company's Bylaws) and received at the principal executive offices of the Company not less than 30 days prior to the date of the annual meeting of stockholders; provided, however, that in the event that less than 40 days notice or prior disclosure of the date of the meeting is given or made to stockholders, to be timely, notice by the stockholder must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Two members of the Nominating Committee, Directors Rozenboom and Cooney, are
"independent directors" as defined in the Nasdaq Stock Market rules. The Nominating Committee does not have a written charter.

      Meetings and Committees of the Bank. The Bank's Board of Directors meets monthly and may have additional special meetings upon the written request of the Chairman of the Board or at least three directors. The Board of Directors met 12 times during fiscal 2004. During fiscal 2004, no director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

      The Bank has standing Salary, Audit and Nominating Committees. The Bank also has other committees, including Loan, Investment, Asset/Liability Management, Education, and Technology Committees, which meet as needed to review various other functions of the Bank.

      The Salary Committee establishes compensation for the officers and employees of the Bank. The current members of this committee are Directors Rozenboom and Cooney, and President DeCook. The Salary Committee met 2 times during fiscal 2004.

      The Bank's Audit Committee functions as part of the Company's Audit Committee and is composed of Directors Rozenboom and Cooney.

      The Bank's Nominating Committee, which consists of the full Board of Directors of the Bank, reviews the terms of the directors and makes nominations for directors to be voted on by the Company, as the sole shareholder of the Bank. This committee held one meeting during fiscal 2004.

      The Company is incorporated in Delaware and has held its annual meetings in Iowa since its incorporation. Senior members of management have been present at each annual meeting to meet with shareholders and answer any questions. Historically, shareholder attendance has been limited, which we attribute to our policy of regular and detailed communications with our shareholders and investors through meeting with management and other investor relations activities. Last year's annual meeting was attended by all directors. In view of the fact that shareholders have not historically attended our annual meetings, and that a high percentage of directors generally are present at the annual meeting, we have not adopted a policy regarding the attendance of directors at the annual meeting.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Horizon Financial Services Corporation specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

      The Audit Committee has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended June 30, 2004.

      The Audit Committee of the Board of Directors of the Company serves as the representative of the Board for general oversight of the Company's financial accounting and reporting process, systems of internal controls regarding finance, accounting and legal compliance and monitoring the independence and performance of the Company's independent auditors and internal audit outsource provider. The Company's management has primary responsibility for preparing the Company's financial statements and the Company's financial reporting process. The Company's independent accountants, KPMG LLP, are responsible for expressing an opinion on the conformity of the Company's consolidated financial statements to generally accepted accounting principles.

      The Audit Committee met 5 times during the 2004 fiscal year.

      As part of its responsibilities, the Audit Committee hereby reports as follows:

      1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

      2. The Audit Committee has discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380).

      3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountants the independent accountants' independence.

      4. Based on the review and discussions referred to in paragraphs 1 through 3 above, the Audit Committee recommended to the Board of Directors of the Company, and the Board has approved, that the audited financial statements be included in the Company's annual report on Form 10-KSB for the fiscal year ended June 30, 2004, for filing with the Securities and Exchange Commission.

      The undersigned members of the Audit Committee have submitted this Report.

                                                      Michael F. Cooney, III
                                                      Gary L. Rozenboom

Director Compensation

      All of the Company's directors receive a monthly fee for serving on the Company's Board of Directors. The Company's non-employee directors are paid a fee of $600 and all of the Company's employee directors receive $200 for each regular and special meeting attended and receive no additional compensation for service on any committees. All present members of the Company's Board of Directors are also members of the Bank's Board of Directors. The Bank's non-employee directors are paid a fee of $600 for each regular and special meeting attended and receive no additional compensation for service on any committees.

Executive Compensation

      The following table sets forth information regarding compensation paid or granted to the Company's Chief Executive Officer for services rendered during fiscal 2004. No executive officer of the Company made in excess of $100,000 (salary plus bonus) during fiscal 2004.

      --------------------------------------------------------------------------
                                Summary Compensation Table
      --------------------------------------------------------------------------

                                        Annual Compensation (1)
      ---------------------------------------------------------
                                                                     All Other
         Name and Principal    Fiscal     Salary        Bonus       Compensation
              Position          Year        ($)          ($)            ($)
      --------------------------------------------------------------------------
      Robert W. DeCook,         2004      $92,675       $   --         $2,784(2)
      President and Chief       2003       89,075           --          2,832
      Executive Officer         2002       85,550        3,385            356
      --------------------------------------------------------------------------

----------
(1) Mr. DeCook did not receive any additional benefits or perquisites which, in the aggregate, exceed the lesser of 10% of his salary and bonus, or $50,000.

(2) Represents Board of Directors fees of $2,400 and life insurance premiums of $384 paid by the Company on behalf of Mr. DeCook.

      The following table provides information as to the value of the options held by the Company's Chief Executive Officer on June 30, 2004, none of which have been exercised. No stock options or stock appreciation rights were granted by the Company during fiscal 2004.

      --------------------------------------------------------------------------------------
        Aggregated Option Exercises in Last Fiscal Year and Option Values at June 30, 2004
      --------------------------------------------------------------------------------------
                                                                       Value of
                                    Number of                         Unexercised
                                   Unexercised                       In-the-Money
                                    Options at                        Options at
                                  FY-End (#)(1)                      FY-End ($)(2)
      --------------------------------------------------------------------------------------

                           Exercisable      Unexercisable     Exercisable      Unexercisable
            Name               (#)               (#)              ($)               ($)
      ======================================================================================
      Robert W. DeCook        7,080                              $63,720
      --------------------------------------------------------------------------------------

----------
(1) Represents an option to purchase shares of Common Stock. All option amounts have been adjusted to reflect the two-for-one stock split paid in the form of a 100% stock dividend by the Company on November 10, 1997.

(2) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the option granted based upon inter-dealer prices, without retail mark-up, mark-down or commission price of $14.50 per share (such price may not reflect actual transactions) of the Common Stock as reported by the Nasdaq Bulletin Board on June 30, 2004.

Securities Authorized for Issuance Under Equity Compensation Plan.

      The following table provides information as of June 30, 2004 related to our equity compensation plans in effect at that time.

                                        Equity Compensation Plan Information
-------------------------------------------------------------------------------------------------------------------
                                 Number of Securities to be   Weighted-average Exercise     Number of securities
                                   Issued Upon Exercise of      Price of Outstanding       Remaining Available for
                                    Outstanding Options,        Options, Warrants and       Future Issuance Under
        Plan Category                Warrants and Rights               Rights             Equity Compensation Plans
-------------------------------------------------------------------------------------------------------------------
  Equity Compensation Plans
        Approved by
      Security Holders                      9,060                       $5.50                         --
-------------------------------------------------------------------------------------------------------------------
    Equity Compensation
   Plans Not Approved by
      Security Holders                         --                          --                         --
-------------------------------------------------------------------------------------------------------------------
            Total                           9,060                       $5.50                         --
-------------------------------------------------------------------------------------------------------------------

Employment Agreement

      The Bank has an employment agreement with Robert W. DeCook for a three year term. This employment agreement provides for an annual base salary as determined by the Board of Directors, but in no event less than Mr. DeCook's current salary, which for fiscal 2004 was $92,675. Salary increases are reviewed not less often than annually thereafter, and are subject to the sole discretion of the Board of Directors. The employment agreement provides for an extension for one additional year upon review and authorization by the Board of Directors of the Bank at the end of each fiscal year. For the fiscal year ended June 30, 2004, the Bank's Board of Directors reviewed and authorized the extension of Mr. DeCook's employment agreement for an additional year.

      The employment agreement provides for termination upon the employee's death, for cause or upon certain events specified by Office of Thrift Supervision ("OTS") regulations. The employment agreement is terminable by Mr. DeCook upon 90 days notice to the Bank. The employment agreement further provides for payment to the employee of the greater of his salary for the remainder of the term of the agreement, or 299% of the employee's base compensation, in the event there is a "change in control" of the Bank where employment terminates involuntarily in connection with such change in control or within 12 months thereafter. This termination payment, however, is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Internal Revenue Code of 1986, as amended (the "Code") to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by the Bank for federal income tax purposes. For the purposes of the employment agreement, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 4. Such events are generally triggered prior to the acquisition of control of 10% of the Company's Common Stock. The agreement also guarantees participation in an equitable manner in employee benefits applicable to executive personnel.

      Based on his current salary, if Mr. DeCook was terminated as of July 1, 2004, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $257,500.

Certain Transactions

      The Bank, like many financial institutions, has followed a policy of granting to officers, directors and employees loans secured by the borrower's residence and consumer loans. All loans to the Bank's officers and directors are made in the ordinary course of business and on the same terms, including interest rate and collateral, and conditions as those of comparable transactions prevailing at the time, and do not involve more than the normal risk of collectibility or present other unfavorable features. All loans to officers and directors were performing in accordance with their terms as of June 30, 2004.

      All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank. All loans from the Bank to its directors, executive officers or their affiliates are approved or ratified by a majority of the independent and disinterested members of the Bank's Board of Directors.

            PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF AUDITORS

      The Audit Committee of the Board of Directors has renewed the appointment of KPMG LLP to be the Company's auditors for the fiscal year ending June 30, 2005, subject to the ratification of the Company's stockholders. A representative of KPMG LLP is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Audit Fees

      The aggregate fees billed for professional accounting services by KPMG LLP for the fiscal years ended June 30, 2004 and June 30, 2003 are as follows:

                                                      Fiscal Year Ended
                                                          June 30,
                                                 --------------------------
                                                    2004            2003
                                                 ----------      ----------
      Audit Fees                                  $50,200         $49,100
      Audit Related Fees                               --              --
      Tax Fees (1)                                 11,300          13,950
      All Other Fees (2)                            6,565           6,500
                                                  -------         -------
      Total Fees                                  $68,065         $69,550
                                                  =======         =======

----------
(1) Includes federal, state and local tax compliance, planning and advisory services.

(2)   Includes compliance services related to the Company's ESOP plan.

      In the above table, in accordance with new SEC definitions and rules, "audit fees" are fees KPMG LLP billed the Company for professional services for the audit of the Company's consolidated financial statements included in the Annual Report on Form 10-KSB and review of financial statements included in Quarterly Reports on Form 10-QSB, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; "audit-related fees" are billed by KPMG LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements; "tax fees" are fees for tax compliance, tax advice, and tax planning; and "all other fees" are fees billed by KPMG LLP to the Company for any services not included in the first three categories.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

      The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The independent auditors and management are required to report periodically to the Audit Committee concerning the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Percentage of Audit Fees Pre-Approved

      During the fiscal year ended June 30, 2004, 100% of all audit and permissible non-audit services were pre-approved by the Audit Committee.

Independence of KPMG LLP

      The Audit Committee of the Board of Directors has considered whether the provision of services in respect of Audit-related Fees, Tax Fees and All Other Fees is compatible with maintaining KPMG LLP's independence prior to the incurrence of such fees in accordance with the charter of the Audit Committee, which is set forth as Appendix A hereto. All engagements of the auditors are approved in advance by the Audit Committee. At the beginning of the fiscal year, management presents for approval by the Audit Committee a range of services to be provided by the auditors and estimated fees for such services for the current year. Any services to be provided by the auditors that are not included within such range of services are approved in advance on a case-by-case basis by the Audit Committee. Management provides reports to the Audit Committee on the status of the services provided and the level of fees incurred in respect of each service. The Company did not approve the incurrence of any fees pursuant to the exceptions to the pre-approval requirements set forth in 17 CFR 210.2-01(c)(7)(i)(C).

      THE  BOARD  OF  DIRECTORS   RECOMMENDS   THAT   STOCKHOLDERS   VOTE  "FOR"
RATIFICATION OF KPMG LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2005.

                              STOCKHOLDER PROPOSALS

      In order to be eligible for inclusion in the Company's proxy materials for its 2005 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office located at 301 1st Avenue East, Oskaloosa, Iowa 52577, no later than May 27, 2005. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's Certificate of Incorporation and Bylaws, and Delaware law. Otherwise, any stockholder proposal to take action at such meeting must be received at the Company's main office on or before September 27, 2005 (30 days prior to next year's anticipated annual meeting date). In the event that the date of next year's annual meeting changes, a stockholder proposal must be received not later than 30 days prior to the new date of such annual meeting; provided, however, that in the event that less than 40 days notice or prior disclosure of the new date of annual meeting is given or made to stockholders, notice of a proposal by a stockholder to be timely must be received not later than the close of business on the tenth day following the day on which notice of the new date of the annual meeting was mailed or public announcement of the new date of such meeting was first made. All stockholder proposals must also comply with the Company's Certificate of Incorporation and Bylaws, and Delaware law.

                                 ANNUAL REPORTS

      A copy of the Form 10-KSB as filed with the Securities and Exchange Commission will be furnished without charge to stockholders as of the Record Date upon written request to Robert W. DeCook, President and Chief Executive Officer, Horizon Financial Services Corporation, 301 1st Avenue East, Oskaloosa, Iowa 52577.

                                  OTHER MATTERS

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

      The Company will pay the costs of solicitation of proxies. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and employees of the Company and the Bank may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

                                   APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

                     HORIZON FINANCIAL SERVICES CORPORATION

                              Amended and Restated
                                 August 26, 2004

================================================================================

PURPOSE
-------

The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities for (1) the integrity of the Corporation's financial statements and other financial information provided to regulatory bodies and the public, (2) the external auditors' qualifications, independence and performance, (3) the internal audit outsource providers' qualifications, independence and performance, and (4) the Corporation's compliance with legal and regulatory requirements. The Audit Committee will also prepare the report required to be included in the Corporation's annual proxy statement.

AUTHORITY
---------

The Audit Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

      o Appoint, compensate, and oversee the work of the public accounting firm employed by the Corporation to conduct the annual audit. This firm will report directly to the Audit Committee.

      o     Resolve  any  disagreements   between  management  and  the  auditor
            regarding financial reporting.

      o Pre-approve all auditing and permitted non-audit services performed by the Corporation's external audit firm.

      o Retain independent counsel, accountants, or others to advise the committee or assist in the conduct of an investigation.

      o Seek any information it requires from employees - all of whom are directed to cooperate with the committee's requests - or external parties.

      o Determine appropriate funding, which the Corporation shall provide, to permit the Audit Committee to carry out is responsibilities.

      o Meet with Corporation officers, external auditors, or outside counsel, as necessary.

      o The Audit Committee may delegate authority to pre-approve all auditing and permitted non-audit services, providing that such decisions are presented to the full committee at its next scheduled meeting.

COMPOSITION
-----------

The Audit Committee will be comprised of three members, appointed by the Board of Directors, each of whom shall be an independent director in accordance with Securities and Exchange Commission (SEC) and NASDAQ rules. Members will be financially literate and at least one member will be an audit committee financial expert as defined by the SEC rule.

MEETINGS
--------

The Committee will meet at least four times each fiscal year, with authority to convene additional meetings as circumstances require. All committee members are expected to attend each meeting, in person or via tele- or video-conference. The committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will meet separately, periodically, with management and with external auditors. It will also meet periodically in executive sessions. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

RESPONSIBILITIES AND DUTIES
---------------------------

The Audit Committee will carry out the following responsibilities:

Financial Statements

      o Review, at least annually, major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation's selection or application of accounting principles, as well as the clarity and completeness of the Corporation's financial statements and financial information provided to regulatory bodies and the public.

      o Review analyses prepared by management and/or the external auditor setting forth significant financial reporting issues and judgments in connection with the preparation of the Corporation's financial statements, including analyses of the effects of alternative accounting methods on the financial statements.

      o Discuss the annual audited financial statements and quarterly financial statements with management and the external auditors, including the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operation" in the Corporation's SEC filings.

      o Discuss the Corporation's earnings press releases with management prior to publication. These discussions may be delegated to one or more Audit Committee members.

      o Review disclosures made by the CEO and CFO on Forms 10-KSB and 10-QSB certifications regarding internal controls or fraud.

External Audit

      o Review the qualifications and performance of the external audit firm and exercise final approval (with submission to shareholders for ratification) over appointment, retention or discharge of the external auditors, including approval of fees and terms and non-audit services.

      o     Review  with  the  external  auditors,  at  least  annually,   their
            independence and objectivity and a report describing the firm's internal quality control procedures, and material issues raised in the firm's internal or peer reviews, or in any inquiries or investigations by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm and any steps taken to address such issues.

      o Review and evaluate the lead partner and senior members of the external audit team and ensure rotation of partners in accordance with SEC requirements.

      o Review the external auditors' proposed audit scope and approach, including coordination of audit activities.

      o Review with management and the external auditors the results of the audit, including any difficulties encountered, restrictions of auditors activities or access to requested information, and any significant disagreements with management.

      o Review any proposed hiring of present or former employees of the external audit firm and approve or prohibit such hiring.

Internal Audit

      o Review the internal audit outsource providers' scope and approach including coordination of audit activities.

      o Review with management and the internal audit outsource provider the results of audit activities, including any difficulties encountered, restrictions of activities or access to requested information and any significant disagreements with management.

Compliance

      o     Review  with  management  the   effectiveness   of  the  system  for
            monitoring compliance with laws and regulations and management's actions regarding instances of noncompliance.

      o Establish procedures for the receipt, retention and treatment of complaints regarding accounting, auditing and internal controls and for the submission by employees of confidential anonymous reports regarding violations of the code of conduct and conflict of interest policy.

      o     Review  reports  of   examinations   by  regulatory   agencies  with
            management and monitor compliance with corrective actions required of management.

Other Responsibilities

      o     Regularly report to the board about committee activities.

      o Perform other activities related to this charter, as requested by the board.

      o     Review  and  assess  the  adequacy  of this  charter  and  committee activities annually, requesting board approval for proposed committee charter changes and ensure appropriate disclosure, as may be required.

LIMITATIONS
-----------

The Audit Committee has the functions set forth in this charter. In its oversight capacity, the Audit Committee is neither intended nor equipped to provide the Board of Directors and the shareholders certainty as to the accuracy and quality of the Corporation's system of internal controls, financial reporting, or compliance with laws and regulations. The primary responsibility of these matters rests with the Corporation's management. The Corporation's external auditors are responsible for planning and performing the audit of the Corporation's financial statements and reporting the results of their audit to the Audit Committee.

--------------------------------------------------------------------------------
                                 REVOCABLE PROXY

                     HORIZON FINANCIAL SERVICES CORPORATION

                ANNUAL MEETING OF SHAREHOLDERS o October 28, 2004

      The undersigned hereby appoints the members of the Board of Directors of Horizon Financial Services Corporation (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting"), to be held on October 28, 2004 at the Company's office located at 301 1st Avenue East, Oskaloosa, Iowa, at 3:00 p.m. local time, and at any and all adjournments thereof, as follows:

I. The election as directors of both nominees listed (except as marked to the contrary) below:

            |_| FOR         |_| WITHHELD        |_| FOR ONE BUT NOT FOR BOTH

                 MICHAEL F. COONEY, III         GARY L. ROZENBOOM

INSTRUCTION: To vote for both nominees, mark the box "FOR" with an "X." To withhold your vote for both nominees, mark the box "WITHHELD" with an "X." To vote for one nominee but not both nominees, mark the box "FOR ONE BUT NOT BOTH" with an "X" and strike a line through the name of the nominee below for whom you wish to withhold your vote.

II. The ratification of the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending June 30, 2005.

            |_| FOR         |_| AGAINST        |_| ABSTAIN

      In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

      The Board of Directors recommends a vote "FOR" the listed proposals.

                                (Continued and to be signed on the reverse side)
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(Continued from other side)

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
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      THIS  PROXY  WILL  BE  VOTED  AS  DIRECTED,  BUT  IF NO  INSTRUCTIONS  ARE
SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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      This proxy may be revoked  at any time  before it is voted by filing  with the Secretary of the Company, on or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Company common stock, or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorney and proxies shall be deemed terminated and of no further force and effect.

      The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting, a proxy statement dated September 28, 2004 and the Company's Annual Report to Shareholders for the fiscal year ended June 30, 2004.

                        DATED:  __________________


                        ---------------------------  ---------------------------
                        PRINT NAME OF SHAREHOLDER    PRINT NAME OF SHAREHOLDER


                        ---------------------------  ---------------------------
                        SIGNATURE OF SHAREHOLDER     SIGNATURE OF SHAREHOLDER

                        Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

            PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                      IN THE ENCLOSED POSTAGE-PAID ENVELOPE

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